Subsequent events	12 Months Ended
Dec. 31, 2013
Notes To Consolidated Financial Statements
Subsequent Events

22. Subsequent Events

(a) Dividend declaration: On January 10, 2014, the Board of Directors declared a dividend of $0.50 per preferred share, totaling $800, payable to all shareholders of record as of January 24, 2014, which was paid on January 30, 2014.

(b) Newbuild deliveries: In January 2014, the Company took delivery of Lake Despina, a 181,400 dwt, Japanese newbuild Capesize class vessel, and of Kypros Land, a 77, 100 dwt, Japanese newbuild Panamax class vessel.

(c) Credit facility: In January 2014, the Company entered into the documentation regarding the credit facility discussed in Note 11 (d) (i) and drew down in full the term loan portion of that facility.

(d) Credit facility: In February 2014, the Company accepted a commitment letter from a bank for a loan facility for up to $51,000 to be used to finance part of the purchase price of Kypros Land (Hull 1659) and of Hull 821, to refinance existing indebtedness and also for general corporate purposes. The credit facility comprises a term loan tranche of up to $30,900 and a reducing revolving tranche of up to $20,100. The credit facility is repayable over five years in 10 semi-annual consecutive installments commencing six months after drawdown and a balloon payment payable with the final installment.

(e) Dividend declaration: On February 21, 2014, the Board of Directors declared a dividend of $0.06 per common share, totaling $5,006, payable to all shareholders of record as of March 10, 2014, on March 17, 2014.